SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                              October 22, 2002
              Date of Report (Date of earliest event reported)

                           US AIRWAYS GROUP, INC.
                      (Commission file number: 1-8444)

                                    and

                              US AIRWAYS, INC.
                      (Commission file number: 1-8442)

        (Exact names of registrants as specified in their charters)

       Delaware                   US Airways Group, Inc. 54-1194634
    (State of incorporation       US Airways, Inc.       53-0218143
     of both registrants)         (I.R.S. Employer Identification Nos.)


                            US Airways Group, Inc.
                    2345 Crystal Drive, Arlington, VA 22227
                   (Address of principal executive offices)
                                (703) 872-7000
             (Registrant's telephone number, including area code)


                               US Airways, Inc.
                    2345 Crystal Drive, Arlington, VA 22227
                   (Address of principal executive offices)
                                (703) 872-7000
             (Registrant's telephone number, including area code)


Item 5.  Other Events.

         On October 22, 2002, US Airways, Inc. (the "Company") held a meeting of creditors pursuant to Section 341 of the United States Bankruptcy Code at the Crystal City Hilton in Arlington, Virginia (the "Section 341 Meeting"). Attached hereto as Exhibit 99.1 are the slides (the "Slides") that were presented at the Section 341 Meeting.

         Certain of the information contained in the Slides should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect the Company's current views with respect to current events and financial performance. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the debtor in possession facility; the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 cases on the Company's liquidity or results of operations; the ability of the Company to fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and associates; the ability of the Company to attract and retain customers; demand for transportation in the markets in which the Company operates; economic conditions; labor costs; financing costs; aviation fuel costs; security-related costs; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of the Company's products; and other risks and uncertainties listed from time to time in the Company's reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

         Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.


Item 7.  Financial Statements and Exhibits.

         (c)        Exhibits.

   Exhibit No.      Document Description

   99.1 Slides presented at the Section 341 Meeting of Creditors on October 22, 2002.



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: October 24, 2002                 US Airways Group, Inc. (REGISTRANT)


                                       By:  /s/ Anita P. Beier
                                            ---------------------------------
                                       Name:  Anita P. Beier
                                       Title: Vice President and Controller
                                              (Chief Accounting Officer)


Date: October 24, 2002                 US Airways, Inc. (REGISTRANT)


                                       By:   /s/ Anita P. Beier
                                             --------------------------------
                                       Name:  Anita P. Beier
                                       Title: Vice President and Controller
                                              (Chief Accounting Officer)



                               EXHIBIT INDEX
                               -------------

   Exhibit No.                      Document Description
   ---------------                  ----------------------
   99.1                             Slides presented at the Section 341
                                    Meeting of Creditors on October 22, 2002.

                                                                 EXHIBIT 99.1

US Airways
Section 341 Meeting of Creditors

October 22, 2002
Crystal City Hilton
Arlington, Virginia


Slide 1

Agenda

o        Executive Management

o        Restructuring Advisors

o        Company Background

o        Capital Structure

o        Corporate Structure

o        Events Leading to Chapter 11

o        Reorganization Strategy

o        Core Business Strengths

o        Situation Analysis

o        Restructuring Plan

o        Fleet Restructuring

o        DIP Financing

o        Plan Sponsor

o        Creditors' Committee

o        Schedules of Assets and Liabilities & Statements of Financial Affairs

o        Chapter 11 Case Update

o        Reorganization Case Calendar

Slide 2

Executive Management

o        David N. Siegel, President and Chief Executive Officer

         -  Became President and Chief Executive Officer in March 2002

         - Prior to US Airways, Mr. Siegel held the following executive leadership positions:

            o     Chairman and Chief Executive Officer of Avis Rent A Car

            o     Managing Director of eVolution Global Partners

            o     President and Chief Operating Officer of Budget Group

            o Various management roles at Continental Airlines, including President, Continental Express

            o     Director, Corporate Planning at Northwest Airlines

Slide 3

Executive Management

o Michelle V. Bryan, Executive Vice President, Corporate Affairs and General Counsel

         -  Joined US Airways in 1983

         -  Appointed to current position in April 2002

         -  Prior positions at US Airways include:

            o     Vice President and Deputy General Counsel and Secretary

            o     Senior Vice President of Human Resources

Slide 4

Executive Management

o        Neal S. Cohen, Executive Vice President and Chief Financial Officer

         -  Joined US Airways in April 2002

         - Previously, Mr. Cohen held a number of executive positions, including Senior Vice President and Treasurer, during his nine years with Northwest Airlines

         - Since leaving Northwest, Mr. Cohen served as Chief Financial Officer for Conseco Finance, Sylvan Learning Systems and the Budget Group

Slide 5

Executive Management

o        Alan W. Crellin, Executive Vice President - Operations

         -  Previously, Mr. Crellin was Senior Vice President - Customer
            Service

         -  Mr. Crellin has more than 30 years of airline experience

            o Began career at Pacific Southwest Airlines, which was acquired by US Airways in 1987

            o Previously held a series of management positions in operations, culminating with his promotion to Executive Vice President

Slide 6

Executive Management

o        N. Bruce Ashby, Senior Vice President - Corporate Development

         - Joined US Airways in April 1996 as Vice President - Financial Planning and Analysis

         - Prior to joining US Airways, Mr. Ashby served as Vice President - Marketing Development for Delta Air Lines in Atlanta, and prior to that as Vice President - Financial Planning and Analysis for United Airlines in Chicago

Slide 7

Executive Management

o        B. Ben Baldanza, Senior Vice President - Marketing and Planning

         -  Joined US Airways in September 1999

         - Formerly Senior Vice President of Marketing for US Airways, Mr. Baldanza's responsibilities were expanded to include planning on April 8, 2002

         - Previous aviation career includes service at American Airlines, Northwest Airlines and Continental Airlines

Slide 8

Executive Management

o        Christopher L. Chiames, Senior Vice President - Corporate Affairs

         -  Joined US Airways in May 2002

         - Responsible for US Airways' government relations and corporate communications functions

         - Mr. Chiames has more than 11 years of airline experience, including:

            o Leadership of Burson-Marsteller's transportation and tourism public affairs practice

            o     Managing Director of Public Relations at American
                  Airlines

Slide 9

Executive Management

o        Jerrold A. Glass, Senior Vice President - Employee Relations

         -  Joined US Airways in April 2002

         - Mr. Glass is a recognized expert in airline and railroad labor issues

            o Served as chief negotiator for major, national and international airlines operating in the U.S. and has negotiated collective bargaining agreements with all major airline groups

            o Has successfully concluded nearly 60 separate labor agreements without any disruptions to service or job actions

Slide 10

Executive Management

o        John Prestifilippo, Senior Vice President - Maintenance

         -  Joined US Airways in August 2002

         - With nearly 20 years of airline maintenance management experience, Mr. Prestifilippo previously held the position of Vice President - Technical Services and Operations for Continental Express Airlines and other senior-level management positions for Continental Express and Continental Airlines

Slide 11

Executive Management

o        Anita P. Beier, Vice President and Controller

         -  Joined US Airways in June 1999

         - Responsible for management of all accounting functions of US Airways Group and its subsidiaries

         - Prior to her current position, Ms. Beier held the following positions:

            o     Vice President - Financial Planning at CSX Corporation

            o     Chief Financial Officer of American Commercial Lines

            o     Various financial positions at CSX

Slide 12

Executive Management

o        Dave Davis, Vice President - Financial Planning & Analysis

         -  Joined US Airways in April 2002

         - Responsible for financial planning, budgeting, cost control, labor CBA analyses, and other ad hoc analysis projects

         - Prior to his current position, Mr. Davis held the following positions:

            o     Vice President - Financial Planning at Budget Group

            o     Director, Financial Analysis, Delta Air Lines

            o     Various financial positions at Northwest Airlines

Slide 13

Executive Management

o        Jeffery A. McDougle, Vice President - Finance and Treasurer

         -  Joined US Airways in April 1998

         - Responsible for US Airways' capital markets and aircraft financing, insurance programs, risk and cash management, pensions and investment programs and purchasing

         - Prior to joining US Airways, Mr. McDougle held the following positions:

            o Various positions, including managing director of corporate finance, at Northwest Airlines

            o Senior management positions, including staff executive - corporate finance, at United Airlines

Slide 14

Restructuring Advisors

o        Skadden, Arps, Slate, Meagher & Flom LLP and Affiliates,
         Restructuring Counsel

o Seabury Advisors LLC and Seabury Securities LLC and Affiliates, Financial Advisors and Investment Bankers

o FTI Consulting, Inc. (formerly the Business Recovery Services Practice of PricewaterhouseCoopers), Restructuring Advisors

o        KPMG LLP, Auditors and Tax Advisors

o        Logan & Company, Inc., Claims and Noticing Agent

o        McGuire Woods LLP, Restructuring Counsel

o O'Melveny & Myers LLP, Special Labor, Regulatory, Antitrust and Litigation Counsel

Slide 15

Company Background

o Largest air carrier East of the Mississippi where more than 60% of the U.S. population resides

o Seventh largest airline in the United States and fourteenth largest airline in the world

o North American operations have a "hub and spoke" structure with primary domestic hubs in Charlotte, Philadelphia and Pittsburgh

o Significant presence in Boston, New York (LaGuardia) and Washington, D.C. (Reagan National), including its Shuttle operation

o        Carried approximately 56 million passengers during 2001

Slide 16

Company Background

o As of June 30, 2002, the Debtors provided regularly scheduled airline service to approximately 200 destinations in 38 states across the United States and in Canada, Mexico, the Caribbean and Europe

o For the year ended December 31, 2001, US Airways generated operating revenues of approximately $8.3 billion

         - For the six months ended June 30, 2002, US Airways generated operating revenues of approximately $3.6 billion

o The Debtors' chapter 11 petitions, as amended, listed assets of approximately $7.81 billion and liabilities of approximately $10.65 billion on a consolidated basis

o As of the Petition Date, US Airways had approximately 40,000 full-time and part-time employees, but has reduced that number through the furlough of employees since the Petition Date

Slide 17

Capital Structure

Pro-forma breakdown of assets (billions)
As of June 30, 2002, US Airways had approximately $7.7 billion in assets (at book value, unaudited)

\Graphic omitted\
Pie chart with seven sections showing pro-forma breakdown of assets ($ in millions).

Cash & Equivalents            532
Short-term Investments         70
Receivables (net)             347
Materials & Supplies (net)    202
Prepaid Expenses & other      305
Property & Equipment (net)  4,687
Other Long-Term Assets      1,562

Source: Form 10-Q filed August 16, 2002

Slide 18

Capital Structure

Pro-forma breakdown of liabilities (billions)

As of June 30, 2002, US Airways had approximately $10.8 billion of liabilities (at book value, unaudited)(1)

\Graphic omitted\
Pie chart with eleven sections showing pro-forma breakdown of liabilities ($ in millions).

Current Portion of Long-Term Debt                    358
Accounts Payable                                     458
Traffic Balances Payable and Unused Tickets          983
Accrued Aircraft Rent                                217
Accrued Salaries, Wages & Vacation                   331
Other Accrued Expenses                               630
Long-Term Debt (net of current portion)            3,474
Non-Current Accrued Aircraft Rent                    265
Deferred Gains (net)                                 565
Postretirement Benefits                            1,518
Employee Benefit and Other Liabilities             2,009

(1) Excludes off balance sheet aircraft leases, forward commitments regarding manufacturer purchases, contract rejection damage claims and other contingent liabilities.

Source: Form 10-Q filed August 16, 2002

Slide 19

Corporate Structure

o US Airways Group, Inc., US Airways, Inc., and six of Group's domestic subsidiaries filed for relief under chapter 11 on August 11, 2002

o The Debtors' corporate structure consists of Group's wholly-owned subsidiary US Airways, Inc. ("USAI"), six other wholly-owned debtor subsidiaries and one non-debtor foreign insurance related subsidiary

o The Debtors' flight operations encompass the "mainline" operations of USAI, as well as the operations of four wholly-owned subsidiaries of Group (Allegheny, MidAtlantic, Piedmont and PSA) that operate commuter aircraft as US Airways Express carriers

Slide 20

Corporate Structure

\Graphic omitted\
Flow Chart with 3 levels depicting the corporate structure of US Airways Group, Inc., US Airways, Inc. and six of Group's domestic subsidiaries.

1st Level:        US Airways Group, Inc. (Delaware) ("Group")

2nd Level:        Allegheny Airlines Inc. (Delaware)
                  US Airways, Inc.  (Delaware) ("US Airways")
                  US Airways Leasing and Sales, Inc. (Delaware)
                  MidAtlantic Airways, Inc. (Delaware)
                  Material Services Company, Inc. (Delaware)
                  PSA Airlines, Inc. (Pennsylvania)
                  Piedmont Airlines Inc. (Maryland)

Slide 21

Events Leading to Chapter 11

o        1999-2001

         - From 1996 through 1999, the Debtors generated over $2 billion in net profits, but 1999 was the last profitable fiscal year based on recurring earnings

         - Recent profitability was significantly eroded by competitive pressures (including the incursion of both regional jets and low-cost carriers into the Debtors' operating territories), unfavorable economic trends, and rising fuel and labor costs

         - Proposed merger of United Airlines and US Airways in May 2000, which the US DOJ failed to approve in late July, 2001, precluded US Airways from restructuring its operations as a stand-alone carrier

         - Following the merger termination, US Airways embarked on a staged, stand-alone restructuring plan which was preempted by the September 11th attacks

Slide 22

Events Leading to Chapter 11

o        September 11

         - US Airways was the airline most significantly affected by the events of September 11

            o     Operations shut down entirely for three days

            o Reagan National Airport, where Debtors are the largest carrier, was closed until October 4, 2001

o        Service not fully restored until May 2002

         - On the East Coast, the Debtors' short-haul network competes heavily with trains and automobiles

            o Increased airport security charges and procedures have a disproportionate impact on short-haul travel

         - The Debtors' operating results in Q4 2001 and Q1 2002 significantly worse as a result of the attacks

Slide 23

Events Leading to Chapter 11

o        Restructuring Plan

         - In response to the adverse events, the Company implemented a Restructuring Plan with three key elements to stabilize the airline and return to profitability

            o Cost savings of approximately $1.3 billion, from key constituent groups, including management and employees, vendors, aircraft lessors and others

            o Increased use of regional jets to service markets efficiently, boost revenues and enhance competitiveness

            o Strategic Alliance to significantly boost revenues by increasing access to more markets and providing customers more choices and greater convenience

Slide 24

Events Leading to Chapter 11

o        ATSB Loan Guarantee

         - To obtain sufficient liquidity to implement the restructuring plan, the Debtors sought and obtained conditional approval for a $1 billion, 6.5-year term loan, $900 million of which will be guaranteed by the federal government, from the Air Transportation Stabilization Board

            o The ATSB reaffirmed its conditional approval on August 12, 2002, following the Debtors' chapter 11 filings

         - The ATSB loan guarantee was conditioned upon, among other things, obtaining the requisite level of cost savings envisioned in the Restructuring Plan

Slide 25

Events Leading to Chapter 11

         - The Debtors will seek to utilize the ATSB Loan Guarantee as part of a chapter 11 emergence financing facility

o The Debtors commenced the chapter 11 cases to complete their restructuring plan and maximize business enterprise value and the prospects for a successful reorganization

Slide 26

Reorganization Strategy

o Use chapter 11 process on a "fast-track" basis as a means to negotiate with key stakeholders over their respective contributions to the Restructuring Plan, or, absent consensual participation, utilize the chapter 11 process to achieve the necessary cost savings envisioned in the Restructuring Plan

o Implement the Restructuring Plan under a confirmed plan of reorganization, financed in part by the exit financing facility supported by the ATSB loan guarantee and a Plan Sponsor

Slide 27

Reorganization Strategy

o Once the Restructuring Plan is fully implemented, the Debtors expect to emerge from chapter 11 in the first quarter in 2003 as a stronger, financially sound airline

o In the meantime, US Airways will marshal all of its resources to continue its exceptional service record and customer focus, which has consistently placed it near the top in the U.S. Department of Transportation's monthly statistics for on-time performance, baggage delivery, and customer service

Slide 28

Core Business Strengths

PIT, PHL, CLT, LGA, DCA and BOS Make US Airways The Largest Intra-East Coast Carrier (Intra-East Coast Passenger Shares for YE 2Q 2001)

\Graphic omitted\
Map of east coast of the United States showing dots at PIT, PHL, CLT, LGA, DCA and BOS.

\Graphic omitted\
Graph with 8 bars showing intra-east coast passenger shares for YE 2Q 2001

Bar 1    US, 35%
Bar 2    DL, 28%
Bar 3    CO, 8%
Bar 4    WN, 7%
Bar 5    AA, 4%
Bar 6    FL, 4%
Bar 7    JI, 3%
Bar 8    UA, 2%

Total intra-east industry revenue equals $10.4 billion.

Source: DOT Databank 1A/ Superset

Slide 29

Core Business Strengths

We Are #1 or #2 In 77% of The 140 Airports Served By US In This Region

US Airways Passenger Share
To All Destinations

#1 in 70 Cities (50%)
#2 in 38 Cities (27%)

#1 or #2 in 77% of Cities Served

....With Over 4.5M Active Frequent Fliers

\Graphic omitted\
Map of Eastern United States showing dots at 140 airports in the region.

Note: Airports Served by US to Domestic US, Canada, and SJU/STT/STX Source:
Databank 1A/Superset Year Ended 2Q01

Slide 30

Core Business Strengths

At Our Key Stations, We Hold A Dominant Position Relative To The Competition

US % of Daily Seats - June 2002

\Graphic omitted\
Bar Graph with 6 bars showing % Dly Seats and Rank for 6 East Coast airports

Bar 1    CLT, 90%, #1
Bar 2    PIT, 87%, #1
Bar 3    PHL, 67%, #1
Bar 4    DCA, 37%, #1
Bar 5    LGA, 25%, #1
Bar 6    BOS, 19%, #3

Source: OAG June 2002

Slide 31

Core Business Strengths
Caribbean Capacity Share

\Graphic omitted\
Pie chart with five sections, entitled Caribbean Capacity Share

Section 1         CO,     14%
Section 2         US,     24%
Section 3         OA,     14%
Section 4         AA/TW,  45%
Section 5         DL,      2%

Source: OAG, Spring 2002

Transatlantic Route Network

\Graphic omitted\ Map of Eastern United States entitled Transatlantic Route Network, showing transatlantic routes served from PIT, PHL and CLT

PIT - London, Paris, Frankfurt

PHL - Manchester, Amsterdam, Rome, London, Paris, Madrid, Frankfurt, Murich

CLT - London, Frankfurt

Slide 32

Situation Analysis

o Losses through the first half of 2002 reflect weak revenue environment

($ Millions)                                                     Year to Date (6/30/02)
                                        1Q 02         2Q 02         2002           2001         % B/(W)
Revenues                              $ 1,709       $ 1,903       $ 3,612        $ 4,734        (23.7)%
Expenses                                2,079         2,078         4,157          4,942         18.9%
Op Income                             $  (370)      $  (175)      $  (545)       $  (208)      (162.0)%
Non-Op Income/(Exp)                       (65)          (84)         (149)           (91)       (63.7)%
Pretax Income                         $  (435)      $  (259)      $  (694)       $  (299)      (132.1)%
Net Income                            $  (269)      $  (248)      $  (517)       $  (195)      (165.0)%


--------------------------------------------------------------------------------------------------------

Slide 33

Situation Analysis

Passenger Revenues Dropped Dramatically After 9/11

\Graphic omitted\
Two bar graphs, with nine bars in each for each quarter from 2000 through the first quarter of 2002, comparing the drop in revenues after 9/11 for US Airways to the industry as a whole:

Graph 1, entitled US Airways, showing a 27.5% decline year over year in passenger revenue in 1st Quarter 2002.

Graph 2, entitled Industry, showing a 21.9% decline year over year in passenger revenue in 1st Quarter 2002.

Source: Company Press Releases, Excluding Extraordinary Charges

Industry includes: American/TWA, Continental, Delta, Northwest, United, Alaska, Southwest, AirTran

Slide 34

Situation Analysis

2002 Domestic Industry Revenue Is Now Expected To Be Below 1998's Level

\Graphic omitted\
Bar and line graph showing Domestic Industry Revenues ($ Billions) and ASMs (Billions)

Bar graph revenues:

Bar 1             1998,              $64
Bar 2             1999,              $67
Bar 3             2000,              $74
Bar 4             2001,              $63
Bar 5             2002(E),           $61

Line graph        ASMs:  showing peak in 2000

*US Airways Company Estimate

Slide 35

Situation Analysis

Low-Cost Carriers Now Have More East Coast Capacity Than US Airways And Overlap 40% Of US Airways' Revenues

\Graphic omitted\
Two bar graphs:

Graph 1, entitled Capacity Shares - Eastern U.S.

1998
Bar 1             Low Cost,      10.7%
Bar 2             US Airways,    21.9%

2002
Bar 3             Low Cost,      19.4%
Bar 4             US Airways,    18.0%

Graph 2, entitled US Airways Revenue Exposed to Low-Cost Carriers

1998
Bar 1             24%

2002
Bar 2             40%

Note: Markets where Low Cost Carriers have at least 3% of share. Low Cost Carriers Include WN, B6, FL, HP, JI, TZ, NK, NJ, F9.

Slide 36

Situation Analysis

US Airways Has A Significant Labor Cost Gap versus Big 5 Airlines

\Graphic omitted\
Line graph showing cost gap between US Airways and Big 5 Airlines, with Labor Expense as % of Revenues shown from 1998 to 2001

Line 1            US Airways
                  start point: 39.0%
                  end point:   52.0%

Line 2            Big 5* [charted but specific percentages not given]

Note:    Mainline Figures, Total Revenue Excluding Transport-Related Revenue

* Big 5 defined as American, Continental, Delta, Northwest and United Airlines

Slide 37



Restructuring Plan       Current Situation              Restructuring Plan
-----------------------  -----------------------------  -----------------------------------
Strategic Position       o #1 Carrier East of the       o #1 Carrier East of the Mississippi
                           Mississippi
-----------------------

-----------------------
Business Rightsizing     o 30+ Excess Mainline Units    o Right-Sized Units And Shell Size
                         o 70 Current RJs               o 400+ 35-76 Seat RJs
-----------------------

-----------------------
Alliances                o No Marketing Agreements      o UAL Marketing Agreements Approved
-----------------------

-----------------------
Revenue Plan             o Limited Ability To React To  o Fully Competitive
                           Threats
-----------------------

-----------------------
Costs                    o Highest Unit Costs           o Competitive Cost Structure
-----------------------

-----------------------
Financials               o Negative Cash Flow And Weak  o Positive Cash Flow And Reduced Leverage
                           Liquidity
                         o Unsustainable Losses         o Targeting 6-7% Pre-Tax Margins & 15-17%
                                                          EBITDAR Margins
-----------------------

Slide 38

Restructuring Plan

Increase Revenue

RJ Deployment - Addition Of Regional Jets, Bringing The Total RJ Fleet To Approximately 400 units

Marketing Agreements - Execution Of Both Domestic And International Code Sharing Agreements

Optimize Our Core - Schedule, Pricing and Marketing Improvements

Lower Cost

New Cost Structure - A Total Of $1.4-1.6 Billion In Annual Cost Reductions From All Major Stakeholders

Liquidity

ATSB Loan - Successfully Complete Requirements for ATSB Loan Guarantee In Connection with $1 Billion Loan

DIP Loan - Obtained $500MM DIP

Plan Sponsor Investment - $240MM Retirement Systems of Alabama Investment
Arranged

Slide 39

Restructuring Plan

\Graphic omitted\
Flow chart, entitled Annual Pretax Earnings

[2002 Status Quo Forecast]
$(1.3-1.5 Bn) Deficit
$600-700 MM Profit Target
$1.9-2.2 Bn Shortfall

[Arrow labeled Restructuring Initiatives]
Hub Realignment
RJ Deployment
UAL Marketing Agreements
Labor
Fleet Ownership
Vendor/Other Costs
Reengineering

[2006 Projection]
$2.0-2.2 Bn Improvement
$600 MM Revenue Impact
$1.4-1.6 Bn Cost Reduction

Slide 40

Restructuring Plan

o        Optimize route network

o        Deploy regional jets

o        Implement domestic and international alliance

Slide 41

Restructuring Plan

In The Long Run, PHL Can Work Similarly To EWR Due To Strong Local Market

                                           CO at EWR              US at PHL
Local Origin Rev                            $2.8                   $1.7
(Annual $Bil., N. America)
Jet N/S                                      211                    220
Express N/S                                  114                    172
Cities Served                                119                    106
Int'l Destinations                           46                     24
Seat Share                                   59%                    67%
Local Rev Share                              62%                    56%
(N. America)

\Graphic omitted\
Map of Eastern United States showing US at PHL.

Source:  June 2002 OAG Schedules; YE 2Q01 DB1A Marketsize

Slide 42

Restructuring Plan

Caribbean Continues To Produce Positive Financial Results And Will Remain Relatively Unchanged

                              2002           2003
Destinations                   16             20
Peak Weekly Round Trips       182            241

\Graphic omitted\
Map of Eastern United States and airports LGA, PHL, PIT, DCA and CLT with the Caribbean routes served from each airport.

Slide 43

Restructuring Plan

RJs Will Solidify Hub Structure By Penetrating New Markets...

\Graphic omitted\
Map of Eastern United States showing penetration of new markets by "hub" airports: LGA, PHL, DCA, PIT and CLT.

....RJs Will Begin To Overfly OA Hubs Into Long, "Thin" Markets

Slide 44

Restructuring Plan

o The United Airlines Marketing Agreement Leverages US Airways' East Coast Position

         - The Agreement with United Airlines Brings Significant Improved Service to the Traveling Public

         -  Value to Consumer Created By:

            o     "Connectivity" to New Markets

            o     "Presence" in More Cities

            o     Frequent Flyer Program

         -  Thereby Improving Financial Results of US Airways:

            o     Higher Load Factor

            o     More Business Traffic

         -  Regulatory Review Complete

Slide 45

Restructuring Plan

The UA-US Marketing Agreements Link East And West, With Significant Synergy

\Graphic omitted\ Map of United States showing UA and US airports: SFO (UA); LAX (UA); DEN (UA); ORD (UA); PIT (US); PHL (US); IAD (UA); CLT (US)

Links Large East-West Traffic Flows . . .
.. . . With Complementary Hubs

Slide 46

Restructuring Plan

Included In The ATSB Financial Projections Were $1.2 Billion In Annual Cost Reduction Savings

\Graphic omitted\
Bar graph with eight bars, entitled Cost Reduction Savings ($ Mil), showing future savings for Labor, Lenders/Lessors, and Vendors for years 2002 through 2009.

Bar 1             2002, $  514
Bar 2             2003, $1,159
Bar 3             2004, $1,221
Bar 4             2005, $1,283
Bar 5             2006, $1,298
Bar 6             2007, $1,056
Bar 7             2008, $1,153
Bar 8             2009, $1,592

Avg. Annual Savings 02-08($ Mil)

Lendors/         $202
Vendors

Labor             952

Mgmt/
Other              50

TOTAL          $1,204

Note: Cost savings measured relative to baseline plan

Slide 47

Restructuring Plan

Cost Reductions Are Targeted To Total Average of $1.4-1.6 Billion Annually Over Period

o        Three Primary Categories:

         -Labor:  $840 MM

         -Fleet Ownership Costs:  $425-475 MM

         -Vendors, Management, Affiliates & Other:  $130 MM

o        Over $1.3 Billion Substantially Achieved To Date

         -Additional $100 MM of Value on the Table

         -Additional $100 MM in Process Reengineering Savings

o        $1.3 Billion in 2003 Savings

         -$650 MM Labor, $425 - 475 MM Fleet, etc.

Slide 48

Restructuring Plan

o        Vast majority of employees are represented by one of five unions:

         -  Air Line Pilots Association (ALPA) - 4,430 pilots

         -  Association of Flight Attendants (AFA) - 7,625 flight attendants

         -  International Association of Machinists and Aerospace Workers
            (IAM) - 6,631 mechanics and related employees, 5,360 fleet service employees and 48 maintenance training specialists

         - Communications Workers of America (CWA) - 6,699 passenger service employees

         - Transport Workers Union (TWU) - 160 dispatchers, 46 simulator engineers, and 114 flight crew training instructors

Slide 49

Restructuring Plan

o        Labor Negotiations

         - In May 2002, US Airways met with representatives of all of its unions to describe the restructuring effort

         - US Airways provided each union-represented group with a cost-reduction goal, and began discussions regarding wage and benefit modifications to produce necessary cost reductions

         -  Unions have been understanding and supportive

            o Beginning in June 2002, each of the unions entered into negotiations with US Airways to identify mutually agreeable modifications to existing collective bargaining agreements

         - As of this date, US Airways has reached agreement with all of its unions for cost savings to be effectuated through amendments to existing Collective Bargaining Agreements which have been completed

Slide 50

Fleet Restructuring

Note: Debtors have obtained authority to reject or abandon excess and obsolete aircraft in their Chapter 11 cases. To date, the Debtors have rejected or abandoned 73 aircraft.

\Graphic omitted\
Flow Chart

Leased $4.1 Bn                      $2.2 Bn to Public Debt
                                    $0.6 Bn to Equity Leveraged Leases
                                    $0.8 Bn to Single Investor Leases
                                    $0.5 Bn to Private Debt

Mortgaged $3.6 Bn                   $1.9 Bn to Public Debt
                                    $1.7 Bn to Private Debt

Also shows that total public debt (leased and mortgaged) is $4.1 billion and total private debt (leased and mortgaged) is $2.2 billion

Note: Data as of Petition Date

Slide 51

Fleet Restructuring

Post-September 11th Parked Aircraft Worldwide (Commercial Jet Aircraft)

45%  increase in the number of parked aircraft

\Graphic omitted\
Bar graph with four bars comparing the number of parked ROW and USA aircraft Pre-Sept. 11 and as of July 2002

Pre-Sept. 11
                  Bar 1             ROW
                  Bar 2             USA
                  TOTAL             1,401

Jul-02
                  Bar 1             ROW
                  Bar 2             USA
                  TOTAL             2,038

Source: Avsoft

Slide 52

Fleet Restructuring

o        Aircraft Age

o        Maintenance Condition

o        Transition Costs to Next Operator

o        FAA Airworthiness Directives

o        Marketing and Storage Costs

o        Carrying Costs

         -  Possible Average Remarketing Periods of 9-36 months

15%-25% additional capital investment typically required to effect a transaction

Slide 53

Fleet Restructuring

Specific Boeing Aircraft May Be
Impacted By Less Desirable Specifications

B737-300/400:

o        Older 1980's vintage are less desirable

o        Non-EFIS cockpit limits re-marketability

o        Only two North American operators of B737-400

B757-200:

o        Non-ETOPs aircraft limits re-marketability

B767-200:

o        -200 series are the least desirable variant

o        Outdated In-Flight Entertainment Systems

Slide 54

Fleet Restructuring

Resulting in Net Economic Realizable Value For All Aircraft (as of June-July
2002)

                          -------------------- -------------------
                          Aircraft Value       Monthly Lease Rate
                          $ millions           $ thousands
------------------------- -------------------- -------------------
B737-300                  $6.0 to $7.0         $75.0 to $90.0
------------------------- -------------------- -------------------
B737-400                  $8.0 to $9.5         $90.0 to $100.0
------------------------- -------------------- -------------------
B757-200                  $14.5 to $16.5       $150.0 to $185.0
------------------------- -------------------- -------------------
B767-200                  $16.0 to $17.0       $180.0 to $195.0
------------------------- -------------------- -------------------

Assumes owners must fund any shortfalls in half-time condition for airframe/engines/components; fresh "c"-check (or equivalent); clearance of Airworthiness Directives; and is net of estimated capital cost for remarketing period, storage and remarketing fees/expenses.

Slide 55

DIP Financing

o        RSA Fully Underwritten $500MM Facility

         - Interim approval obtained October 1, 2002; final approval expected November 7, 2002

         - Replaces previous CSFB / TPG DIP Agreement on substantially the same terms and conditions

         -  RSA may syndicate all or a portion of the $500MM commitment

         - $300MM Advanced to date; Additional Drawings Conditioned on ATSB Approval

            o  Commitment of the $100MM unguaranteed portion of the ATSB loan

            o Confirmation that the ATSB has conditionally approved the issuance of a guaranty to support the ATSB loan upon approval of a plan of reorganization

Slide 56

DIP Financing

Proposed DIP Loan Terms

o        $500MM Facility, 50% Term Loan; 50% Revolver

o        Interest rate of Libor + 4.0% or Prime + 3.0%

o Required security of a first lien on all unencumbered assets including accounts receivable, aircraft, spare parts, slots, real estate and ground equipment. Second lien on all encumbered assets excluding Section 1110 assets. Carveout for pre- and post-default professional fees and expenses

o        Financial Covenants set as to:

         -  Minimum EBITDAR - cumulative test

         -  Minimum Liquidity

         -  Minimum Monthly Cash Receipts

Slide 57

Plan Sponsor

o        RSA $240MM Common Equity Investment Commitment

o        Competitive Process for Equity Plan Sponsors

         - Motion seeking to designate "Plan Sponsor" as part of $500MM DIP Facility commitment

         -  Diligence period for other bidders ongoing. Ends November 12, 2002

         -  TPG named original stalking horse in an agreement dated August 30,
            2002

         -  RSA replaced TPG on September 26, 2002

Slide 58

Creditors' Committee

Members

o        Airbus North American Holdings

o        Air Line Pilots Association

o        Charles E. Smith Commercial Realty

o        EDS Corporation

o        Honeywell International

o        HSBC Bank U.S.A.

o        International Association of Machinists and Aerospace Workers

o        LSG Sky Chefs, Inc.

o        Pension Benefit Guaranty Corporation

o        Rolls-Royce North America, Inc.

o        State Street Bank and Trust Company

o        Wachovia Bank

o        Wilmington Trust Company

Slide 59

Creditors' Committee

Professional Advisors

o        Otterbourg, Steindler, Houston & Rosen, Lead Counsel to the
         Creditors' Committee

o        Vorys, Sater, Seymour and Pease LLP, Local Counsel to the Creditors'
         Committee

o Ernst & Young Corporate Finance LLC, Financial Advisors to the Creditors' Committee

Slide 60

Financial Schedules & Statements

Overview

o Global Notes and Statement of Limitations, Methodology and Disclaimer Regarding Debtors' Schedules and Statements were filed on September 25, 2002 setting forth assumptions and preparation methodology for Schedules of Assets and Liabilities (Schedules) and Statement of Financial Affairs (Statements)

o Schedules provide a snapshot of the financial condition of the Debtors at the petition date

o Statements show detailed historical financial information concerning the Debtors

Slide 61

Financial Schedules & Statements

Overview

o Eight separate sets of Schedules and Statements were compiled for US Airways Group, Inc. and its subsidiaries. These are as follows:

         -  US Airways Group, Inc.

         -  US Airways, Inc.

         -  Allegheny Airlines, Inc.

         -  Material Services Company, Inc.

         -  Piedmont Airlines, Inc.

         -  PSA Airlines, Inc.

         -  MidAtlantic Airways, Inc.

         -  US Airways Leasing and Sales, Inc.

o The Debtors completed a close of its financial accounts as of August 11, 2002. As a result, with a few immaterial exceptions, all data is presented as of August 11, 2002

Slide 62

Financial Schedules & Statements

Overview

SOAL CATEGORIES

A      Real Property                                  E    Creditors Holding Unsecured Priority Claims
B      Personal Property                              F    Creditors Holding Unsecured Non-Priority Claims
C      Property Claimed as Exempt                     G    Executory Contracts and Unexpired Leases
D      Creditors Holding Secured Claims               H    Co-Debtors (Guarantors)

SOFA CATEGORIES

1         Income from Operation of Business           12     Safe Deposit Boxes
2         Income other than from Operation of         13     Setoffs
          Business
3         Payments to Creditors                       14     Property held for Another Person
          a - All Payments (90 days)
          b - Insiders (1 year)
                                                      15     Prior Address of Debtors
                                                      16     Spouses and Former Spouses
                                                      17     Environmental Information"
4         Garnishments, and Attachments"              18     Nature, Location, and Name of Business
5         Repossessions, Foreclosures, and Returns    19     Books, Records, and Financial Statements
6         Assignments and Receiverships               20     Inventories
7         Gifts                                       21     Current Partners, Officers, Directors, and
                                                             Shareholders
8         Losses                                      22     Former Partners, Officers, Directors, and
                                                             Shareholders
9         Payments related to Debt Counseling or      23     Withdrawals from a Partnership / Distributions
          Bankruptcy                                         by a Corp.
10        Other Transfers (Insider Loans)             24     Tax Consolidation Group
11        Closed Financial Accounts                   25     Pension Funds

Slide 63

Financial Schedules & Statements

Preparation Methodology

o The methodology used to prepare the Schedules and Statements is based on the Debtors' unaudited books and records. The Schedules and Statements do not purport to represent financial statements prepared in accordance with GAAP

o Full, separate, and stand alone accounting records by legal entity are maintained by the Debtors. These separate statements are not consolidated for purposes of the Schedules and Statements

o Intercompany balances between the separately scheduled entities are reflected in the appropriate entity's schedules

o Unless otherwise noted, assets and liabilities are stated at net book value at August 11, 2002. These values may not equate to market values

Slide 64

Financial Schedules & Statements

Preparation Methodology (cont.)

Employee Claims - Only employee claims by and against the Debtors for pre-petition amounts that have not been paid as of the time that the Schedules and Statements were prepared, and employee claims for items not authorized to be paid by Court order (such as litigation settlements) have been included in the Schedules. However, Schedule G includes the collective bargaining agreements and certain officer and director related agreements

Slide 65

Financial Schedules & Statements

Preparation Methodology (cont.)

o Debt - There are three components to debt: 1) mortgaged aircraft, 2) leased aircraft and 3) financing arrangements at airports

         1) For mortgaged aircraft, the owner trustee for each aircraft is included in Schedule D (secured debt) as contingent, with the estimated total outstanding principle component as secured and the interest component as unsecured

         2) For leased aircraft, owner participants are listed on Schedule F (unsecured creditors). They are also included on Schedule G (executory contracts). The owner trustees have been included to the extent that they are not otherwise included in Schedule D or F

         3) The airport financing deals relate to the deals at Philadelphia, Charlotte, LaGuardia, Tampa, MassPort and Norfolk. All are considered to be unsecured. Leases associated with these arrangements are listed in Schedule G (executory contracts) and also in Schedule F (unsecured creditors)

Slide 66

Financial Schedules & Statements

Preparation Methodology (cont.)

o Capitalized Leases - Capitalized leases are excluded both on the asset side (capitalized amount) and the liability side, given the nature of the lease agreements

o Executory Contracts - Schedule G excludes certain executory contracts as follows:

         - Employee related, with the exception of collective bargaining agreements and certain officer and director related agreements

         -  Customer Agreements

Slide 67

Financial Schedules & Statements

o        The results of the SOAL by entity are presented below:

--------------------------------- ----------------------- ------------------------ --------------------------
                                  "Assets (1)             "Liabilities (2)
Entity  (000's)                   (Schedules A and B)"    (Schedules D thru F)"    Scheduled Net Assets
--------------------------------- ----------------------- ------------------------ --------------------------
US Airways Group, Inc.             $141,776                $2,530,743              $(2,388,967)
US Airways, Inc.                   8,776,743               3,924,234               4,852,509
PSA Airlines, Inc.                 15,499                  10,748                  4,751
Allegheny Airlines, Inc.           76,280                  55,933                  20,347
Piedmont Airlines, Inc.            74,431                  11,569                  62,862
Material Services Company, Inc.    11,920                  11,171                  749
MidAtlantic Airways, Inc.          1,742                   26                      1,716
US Airways Leasing & Sales, Inc.   65,151                  -                       65,151
                                  ----------------------- ------------------------ --------------------------
Total                              $9,163,542              $6,544,424               $2,619,118
                                  ======================= ======================== ==========================

(1) Excludes capitalized leases ($48M), Goodwill ($531M), Pension Asset ($407M) and Deferred Compensation ($59M).
Included in the SOAL but excluded from the Balance Sheet is Treasury Stock receivable ($2.0B) and Demand Note ($232M).

(2) Exclude employee benefits ($2.1B), post-retirement benefits ($1.5B), Traffic balances and unused ticket liability
($1.0B).

Slide 68

Financial Schedules & Statements

SOAL Summary - Scheduled Assets

in 000's
Aircraft                                                                                  $4,183,589
Intercompany Receivable                                                                    2,617,690
Other (e.g., Intangibles, Patents, Copyrights, Stock & Interests)                            752,589
Cash / Deposits                                                                              702,981
Trade Accounts Receivable                                                                    349,386
Furniture, Fixtures & Equipment                                                              273,467
Inventory                                                                                    209,752
Airport Equipment                                                                             54,850
Real Property                                                                                 19,238
                                                                                          -----------
Total                                                                                     $9,163,542
                                                                                          ===========

\Graphic omitted\
Pie chart showing information included in chart above

Source:  SOAL filed September 25, 2002 and not in accordance with GAAP

Slide 69

Financial Schedules & Statements

SOAL Summary - Scheduled Liabilities

in 000's
Secured Debt                                                                              $3,666,286
Intercompany Payable                                                                       2,617,689
Accounts Payable                                                                             159,735
Other                                                                                        100,714
                                                                                          ----------
Total                                                                                     $6,544,424
                                                                                          ===========

\Graphic omitted\ Pie chart showing information included in chart above

Source:  SOAL filed September 25, 2002 and not in accordance with GAAP

Slide 70

Financial Schedules & Statements

SOFA 3b - Insider Payments

o The Debtors defined "Insider" to include all individuals who served as an officer (Vice President or above) or outside director of a Debtor in the twelve months preceding August 11, 2002.


o        A summary of these payments by entity follows:

--------------------------------------------------------------------------------------------------------------------------
                                      Gross      Nonqual   Personal Directors Expenses   Stock    Total            %
Entity ($ in 000s)                   Payments  Retirement   Travel    Fees                                     of Total
--------------------------------------------------------------------------------------------------------------------------
US Airways Group, Inc.               $     -   $     -   $    54   $   356   $    64   $   307   $   781
US Airways, Inc.                      15,491    38,689       483         -     2,198     2,101    58,963
PSA Airlines, Inc.                       406        95         2         -        10        19       532
Allegheny Airlines, Inc.                 684        63        10         -        10        20       787
Piedmont Airlines, Inc.                  646         -        18         -        43        25       731
Material Services Company, Inc.            -         -         -         -         -         -         -
MidAtlantic Airways, Inc.                205         -         -         -         2         -       207
US Airways Leasing and Sales, Inc.         -         -         -         -         -         -         -
                                     -----------------------------------------------------------------------------
Total                                $17,432   $38,847   $   567   $   356   $ 2,327   $ 2,472   $62,001
                                     =============================================================================
Current Insider Payments              10,309       263       303       356     2,286       913    14,429        23%
Former Insider Payments                7,123    38,584       264         -        41     1,559    47,572        77%


Slide 71

Financial Schedules & Statements

SOFA 3b - Insider Payments

Gross Payments:

o Reflects items such as salary, bonus payments, allowances, contributions by the Debtors to qualified defined contribution retirement plans and life insurance

o Includes accrued vacation and severance payments for insiders who terminated employment and fees paid for consulting services by retired officers.

o Excludes certain benefits such as local transportation, office parking, administrative support, and health benefits. Also excludes relocation reimbursements paid in the 2002 calendar year.

Non Qualified Retirement Benefits: Reflects contributions by the Debtor to a non-qualified retirement plan and lump sum payments for supplemental retirement benefits for certain executives who terminated employment.

Personal Travel: Reflects imputed income and tax liabilities related to personal travel provided by US Airways for the 12 months ending December 31, 2001.

Stock: Reflects the gross fair market value of the stock at the date of vesting. Does not reflect proceeds from the sale of stock.

Slide 72

Chapter 11 Case Update

Current Case Deadlines

o        Objection Deadline for November 7 Omnibus Hearing - October 31, 2002

o        Filing of Debtors' First Monthly Operating Report
         Due - October 31, 2002 / November 14, 2002

o        General Claims Bar Date - November 4, 2002

o        Deadline to Remove Actions - November 11, 2002

o        Submission Deadline for Qualified Competing Plan Proposals - November
         14, 2002

o        20-Day Filing Deadline for December 12 Omnibus Hearing - November 21,
         2002

Slide 73

Chapter 11 Case Update


Scheduled Omnibus Hearing Dates

o        November 7, 2002, at 9:30 a.m. (eastern time)

o        December 12, 2002, at 9:30 a.m. (eastern time)

o        January 16, 2003, at 9:30 a.m. (eastern time)

Slide 74

Chapter 11 Case Update

Summary of Selected Orders

o        First Day Orders

         -  Motion for Assumption of Interline and Other Airline Agreements

         -  Motion for Case Management Procedures and Omnibus Hearings

         -  Motion for Continuation of Customer Practices

         -  Motion for Interim Compensation Procedures

         -  Motion for Debtor-in-Possession Financing (interim)

         -  Motion for Maintenance of Cash Management System

         -  Motion for Payment of Critical Trade Vendors

         -  Motion for Payment of Employee Wages

Slide 75

Chapter 11 Case Update

Summary of Selected Orders (cont.)

o        First Day Orders (cont.)

         - Motion for Payment of Mechanics, Shippers, and Contractors in Satisfaction of Liens

         -  Motion for Payment of Postpetition Fuel Supply Contracts

         -  Motion for Payment of Sales, Use and Other Trust Fund Taxes

         -  Motion for Procedures for Trading in Claims and Equity

         - Motion for Prohibiting Utilities from Altering, Refusing or Discontinuing Service

         -  Motion for Protection of Dissemination of Union Information

Slide 76

Chapter 11 Case Update

Summary of Selected Orders (cont.)

o        First Day Orders (cont.)

         -  Motion for Reclamation Procedures

         -  Motion for Rejection of Aircraft Leases/Abandon Aircraft

         -  Motion for Rejection of Certain Unexpired Real Property Leases

         - Motion for Scheduling Order Regarding Assumption of Memorandum of Understanding and Approval of Bidding Procedures with Respect to Plan Equity Sponsor

Slide 77

Chapter 11 Case Update

Summary of Selected Orders (cont.)

o        Omnibus Hearing Orders

         -  Motion for Assumption of UATP and Bank Settlement Plan Agreements

         -  Motion for Assumption of American Express Agreement

         -  Motion for Bar Date (November 4, 2002)

         -  Motion for Interim Compensation Procedures

         -  Motion for Rejection/Abandonment of Additional Aircraft

         - Motion for Approval of Procedures for Consideration of Investment Proposals and Selection of a Plan Sponsor and Related Bidding Procedures

Slide 78

Chapter 11 Case Update

Summary of Selected Orders (cont.)

o        Omnibus Hearing Orders (cont.)

         -  Motion for Authorization to Obtain Replacement DIP Financing

         - Motion for Establishment of Notification and Hearing Procedures for Trading in Claims and Equity Securities

         - Motion for Extension of Deadline to Assume or Reject Unexpired Leases of Non-Residential Real Property

         -  Motion for Procedures for Section 1110 Stipulations

         -  Third Motion for Rejection of Aircraft Leases / Abandon Aircraft

Slide 79

Chapter 11 Case Update

Summary of Selected Orders (cont.)

o        Proposed Orders (November Hearing)

         - Motions for Adequate Protection filed by Aircraft Lessors / Owners and other Executory Contracts Counterparties

         -  Motion for Entry of a Final Order Authorizing Replacement DIP
            Financing

         - Motion for Entry of an Order to Extend Deadline to Assume or Reject Unexpired Leases of Nonresidential Real Property

         - Motion for Entry of a Stipulation and Order Approving Letter Agreement with Pratt & Whitney

         -  Motion to Approve Settlement with Parker-Hannifin

         -  Motion to Enter into Swap Financing Agreements

Slide 80

Chapter 11 Case Update

Summary of Selected Orders (cont.)

o        Proposed Orders (November Hearing) (cont.)

         - Motion to Assume Certain Charge Card Processing and Security Agreement with NPC

         -  Motions Related to Section 1110 Stipulations and Extensions

Slide 81

Reorganization Case Calendar

Fourth Quarter 2002

-Oct 24                            --    Creditors Committee Meeting
                                         (Washington, D.C.)

-Nov 4                             --    Claims Bar Date

-Nov 7                             --    Third Omnibus Hearing

-Nov 14                            --    Qualified Competing Plan Sponsor
                                         Proposal Deadline

-Dec 5                             --    Creditors Committee Meeting
                                         (Washington, D.C.)

-Dec 9                             --    Expiration of Exclusivity Period

-Dec 12                            --    Fourth Omnibus Hearing


Slide 82

Reorganization Case Calendar

-Jan 9                             --    Creditors Committee Meeting
                                         (Washington, D.C.)

-Jan 16                           --     Fifth Omnibus Hearing

-Feb 7                            --     Governmental Units Bar Date

Major Events

-December 2002                     --    Target Plan Filing Date

-February 2003                     --    Hearing Date

-March 2003                        --    Target Emergence Date